Consent of Ernst & Young LLP, Independent Auditors


We consent to the use of our report dated July 17, 2003, in this Pre-Effective Amendment No. 3 to the Registration Statement (Form N-1A) (No. 333-104654) of Optimum Fund Trust.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 30, 2003